SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8 - K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Act of 1934

Date of Report: March 7, 2006

ENTERTAINMENT CAPITAL CORPORATION
(Exact Name of Registrant as Specified in its Charter)

Nevada	000-29325	87-0643633
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer ID Number)

43180 Business Park Drive, Suite 202, Temecula, California 92590
(Address of principal executive offices)

Registrant's telephone number, including area code: 951-587-9100

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2 below):

[ ] Written communications pursuant to Rule 425 under the Securities Act  (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 4.01 Changes in Registrant’s Certifying Accountant

(a) On March 7, 2006, the Company dismissed Epstein Weber & Conover, PLC as independent auditors for the Company. The decision to dismiss Epstein Weber & Conover, PLC and to seek new independent auditors was approved by the Company’s Board of Directors.

Epstein Weber & Conover, PLC performed the review of the Company's financial statements for the periods ended March 31, 2005, June 30, 2005 and September 30, 2005, in accordance with Statements on Auditing Standards No. 100.

With respect to the review of the financial statements for the periods ended March 31, 2005, June 30, 2005 and September 30, 2005, there were no disagreements with Epstein Weber & Conover, PLC, whether or not resolved, on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Epstein Weber & Conover, PLC, would have caused them to make reference thereto in their review on the financial statements of the Company; and there were no reportable events or disagreements with Epstein Weber & Conover, PLC.

The Company requested that Epstein Weber & Conover, PLC furnish it with a letter addressed to the Securities and Exchange Commission stating whether they agree with the statements made in this Item 4.01, and if not, stating the respects in which they do not agree. A copy of such letter, dated March 7, 2006, has been furnished by Epstein Weber & Conover, PLC and is filed as Exhibit 16 to this Current Report on Form 8-K.

(b) On March 7, 2006, the Company engaged George Brenner, CPA (George Brenner) as the Company's independent accountant to report on the Company’s balance sheets as of December 31, 2005, and the related statements of income, stockholders’ equity and cash flows for the years then ended. Neither the Company nor anyone acting on its behalf consulted with George Brenner, CPA regarding (i) either the application of any accounting principles to a specific completed or contemplated transaction of the Company, or the type of audit opinion that might be rendered by George Brenner, CPA on the Company's financial statements; or (ii) any matter that was either the subject of a disagreement with Epstein Weber & Conover, PLC or a reportable event with respect to Epstein Weber & Conover, PLC.

ITEM 9.01 Financial Statements and Exhibits

A) Financial Statements: N/A

B) Exhibits:

Exhibit No.	Document	Location
16	Letter, dated March 7, 2006, from Epstein Weber & Conover, PLC to the Securities and Exchange Commission.	Filed herewith

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ENTERTAINMENT CAPITAL CORPORATION

March 14, 2006 Date	/s/ John M. Bailey John M. Bailey Chief Executive Officer and Chief Financial Officer